Exhibit 10.1

AMENDMENT NO.5 TO SECURED CONVERTIBLE PROMISSORY NOTE

This Amendment No. 5 to the Secured Convertible Promissory Note (the “Amendment”), is made as of September 7, 2022 by VIA Motors International, Inc., (the “Borrower”). Capitalized terms used but not defined herein shall have the respective meanings given to them in the Note (defined below).

WHEREAS, the Borrower issued a certain Secured Convertible Promissory Note dated August 30, 2021, as amended on May 20, 2022, June 17, 2022, July 12, 2022 and August 15, 2022 (“Note”) to Ideanomics Inc., (“Lender”) promising to repay the loan amount of $55,418,111.00 advanced by the Lender.

WHEREAS, the Borrower wishes to borrow, and the Lender wishes to advance, an additional amount of US$ 924,000.00 on the terms and conditions set forth in the Note.

WHEREAS, the Borrower desires to amend the Note as provided herein.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other goodand valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, mutually agree as follows:

1.	Notwithstanding anything to the contrary in the Note, effective as of the date hereof:

a.	the principal sum payable under the Note shall be FIFTY-SIX MILLION THREE HUNDRED AND FORTY-TWO THOUSAND ONE HUNDRED AND ELEVEN Dollars (US$56,342,111.00).

b.	Simple interest on (i) US$42,500,000 shall accrue from August 30, 2021; (ii) US$ 2,318,111 shall accrue from May 20, 2022, (iii) US$ 3,200,000 shall accrue from June 17, 2022, (iv) US$ 5,800,000 shall accrue from July 12, 2022, (iv) US$ 1,600,000.00 shall accrue from August 15, 2022; and (v) US$ 924,000 shall accrue from the date hereof, in each case, till the Maturity Date at the rate of four percent (4%) per annum (such principal and interest together and all other amounts due and owing under the Note, the “Obligations”).

2.	Except to the extent herein expressly modified by the foregoing provisions of this Amendment, the Note is hereby ratified and confirmed in all respects.

3.	This Amendment may be executed by electronic signatures and in any number of counterparts with the same effect as if all signatory parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered in its name and on its behalf, all as of the day and year first above written.

VIA MOTORS INTERNATIONAL, INC., a Delaware corporation

By:
Name: Alan Perriton
Title: President

Acknowledged by:

IDEANOMICS, INC., a Nevada corporation

By:

Name: Alf Poor

Title: Authorized Signatory

[Signature Page to Amendment No. 4 to the Convertible Note]